                                                                    Exhibit 23.3

                         CONSENT OF RICHARD S. TRUTANIC
                         ------------------------------


     I consent to being named as about to become a director under the caption "Management -- Executive Officers and Directors" in the Registration Statement (Form S-1, file no. 333-10447) of Allin Communications Corporation, the related Prospectus and any amendments thereto.


Arlington, Virginia
October 2, 1996                        /s/ Richard S. Trutanic
                                       -----------------------------